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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN

                        As Amended through April 21, 2002

Article 1 - Background and Purpose

The purpose of the Lucent Technologies Inc. 1997 Long Term Incentive Plan is to reinforce the Company's efforts to motivate Employees to think and act like owners of the Company and to reward outstanding performance by giving employees a stake in the Company's future growth in the form of Stock Options. The Plan provides for granting nonqualified Stock Options to selected Employees each year.

Article 2 - Definitions

For the purposes of this Plan, the following words shall have the meanings ascribed to them below:

(a)      Award

         A Stock Option, Stock Appreciation Right or Substitute Award granted under this Plan.

(b)      Board

         The Board of Directors of the Company.

(c)      Change in Control

         The happening of any of the following events:

                  (i) An acquisition by any individual, entity or group (within the meaning of Section 13 (d)(3) or 14 (d)(2) of the Exchange Act) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security so being converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related




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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


         trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Article 2(c); or

                  (ii) A change in the Composition of the Board during any two year period such that the individuals who, as of the beginning of such two year period, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two year period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with a solicitation subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

                  (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no


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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


         Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of the directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(d)         Change in Control Price

                  The higher of (A) the highest reported sales price, regular way, of a Share in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which Shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (B) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share paid in such tender or exchange offer or a Corporate Transaction, the highest price per Share paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

(e)      Code

         The Internal Revenue Code of 1986, as amended.

(f)      Committee




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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


         The Corporate Governance and Compensation Committee (or any successor committee) of the Board.

(g)      Common Stock or Stock

         The common stock of Lucent Technologies Inc., par value $.01 per share.

(h)      Company

         Lucent Technologies Inc., a Delaware corporation.

(i)      Company Action

         A Company or Subsidiary declared force management program, sale of a unit or portion of a unit, Company or Subsidiary initiated transfer of a Participant to a corporation, partnership, limited liability company or other business entity in which the Company has an equity interest and which does not constitute a Subsidiary or placement of the job function of a Participant with an outsourcing contractor.

(j)      Delegate

         The person or committee authorized by the Committee or the Board to exercise specified authority under this Plan.

(k)      Disability or Disabled

         Termination of employment under circumstances where the employee qualifies for and receives payments under a long-term disability pay plan maintained by the Company or any Subsidiary or as required by or available under applicable local law.

(l)      Employee

         Any employee of the Company or any Subsidiary, excluding leased employees within the meaning of Section 414(n) of the Code.

(m)      Exchange Act

         The Securities Exchange Act of 1934, as amended.

(n)      Expiration Date

         The date specified in the Stock Option Agreement after which the right to exercise the Option expires.




                                      -4-


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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


(o)      Fair Market Value

         The average of the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange on the Grant Date, or if no sales of such stock were reported on such date, the average of the high and low prices of such stock on the next preceding day on which sales were reported.

(p)      Grant Date

         The Grant Date shall be the date an Option is granted as set forth in the Stock Option Agreement.

(q)      Option or Stock Option

         A right to purchase Common Stock, granted pursuant to the Plan.

(r)      Option Price

         The purchase price for the Stock under an Option as determined in
         Article 6 (c) below.

(s)      Participant

         An individual to whom an Option is granted under Article 5 of the Plan.

(t)      Plan

         The Lucent Technologies Inc. 1997 Long Term Incentive Plan.

(u)      Retirement

         Termination of the employment of an Employee with the Company or any Subsidiary under circumstances where: (i) the Employee is entitled to a Service Pension under the Lucent Technologies Inc. Retirement Income Plan; (ii) the Employee is eligible to receive a similar benefit under a comparable plan or arrangement with the Company or a Subsidiary; or
         (iii) the sum of the Employee's years of service with the Company and attained age at termination equals or exceeds seventy five (75). Any determination with respect to these matters shall be made by the Committee in its sole discretion.

(v)      Share

         A share of Common Stock available for the grant of Awards under this Plan.



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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


(w)      Stock Appreciation Right

         A right to receive in cash the difference between the Fair Market Value of a Share on the exercise date and the Grant Date. A Stock Appreciation Right shall otherwise have the same terms and conditions as a Stock Option granted hereunder.

(x)      Stock Option Committee

         A committee of one or more directors appointed by the Committee pursuant to Article 4.

(y)      Stock Option Agreement

         The agreement provided to the Participant which shall evidence grant of the Option and shall specify the terms and conditions under which such Option is granted, including the Grant Date, number of Shares, and Expiration Date.

(z)      Subsidiary

         A "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, an entity in which the Company directly or indirectly owns 50% or more of the voting interests or an entity in which the Company has a significant equity interest, as determined by the Board, the Committee or the Company's Employee Benefits Committee.

(aa)     Substitute Award

         An award granted in lieu of an Option or Stock Appreciation Right pursuant to Article 13.


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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


Article 3 - Shares Available for Option

a) Subject to adjustment as provided in Section 3(b), the aggregate number of Shares which may be made subject to Awards granted under this Plan during each calendar year shall not exceed 3.5% of the Shares issued and outstanding on the last day of the immediately preceding calendar year; provided that such number shall, except as may otherwise be determined by the Committee, be increased in any year by the number of Shares available for grant hereunder in previous years but not covered by Awards granted hereunder in such years; and provided, further, that if any Shares are subject to an Award that is forfeited, settled in cash, expires, or is otherwise terminated without issuance of Shares, such Shares shall again be available for Awards under the Plan, without regard to the 3.5% limit set forth above, if no Participant shall have received any benefits of ownership in respect thereof. Notwithstanding the foregoing, up to 75 million Shares in addition to those provided for in the preceding sentence may be made subject to Awards granted under this Plan between November 1, 2000 and December 31, 2000. Any Shares which are so made the basis of Awards shall reduce the number of Shares that may be made the basis of Awards in calendar 2001. In addition, Awards granted or Shares issued by the Company through the assumption of, or in substitution or exchange for stock options or stock appreciation rights or the right or obligation to make future grants of stock options or stock appreciation rights in connection with the acquisition of another corporation or business entity shall not reduce the shares available for grants under the Plan or to a Participant in any calendar year. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, Shares purchased in the open market or otherwise, treasury Shares, or any combination thereof, as the Board or its designee pursuant to a duly adopted resolution may from time to time determine.

(b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan, and to awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation; such adjustments in the aggregate number, class and kind of Shares or other consideration which may be delivered under the Plan, in the aggregate or to any one Participant; in the number, class, kind and option or exercise price of Shares subject to outstanding Awards granted under the Plan; and in the number, class and kind of Shares subject to Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) provided, however, that the number of Shares or other securities subject to any Award shall always be a whole number.




                                      -7-


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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


Article 4 - Administration

The Plan shall be administered by the Committee. The Committee may appoint one or more Directors to serve as the Stock Option Committee to make grants of Options, administer the Plan, discharge the duties of the Committee under Articles 5, 6, 7, and 13 with respect to Employees other than officers and directors of the Company, and adopt rules and regulations under the Plan and make interpretations of the Plan with respect to such Employees. If the Committee does not appoint a Stock Option Committee, the Plan shall be administered by the Committee. The Committee or the Stock Option Committee may appoint a Delegate, who shall be an Employee or committee of Employees who are not Participants in the Plan, to administer and interpret the provisions of the Plan, promulgate rules and regulations under the Plan, to discharge the duties of the Committee under Articles 7 and 13, to designate employees to perform ministerial functions under this Plan and to execute documents on behalf of the Company.

The Committee shall be responsible to the Board for the operation of the Plan and shall make recommendations to the Board with respect to participation in the Plan by Employees of the Company and its Subsidiaries with respect to the extent of that participation. The interpretations and construction of any provision of the Plan by the Committee, the Stock Option Committee, or the Delegate, as the case may be, as well as any factual determinations, shall be final, unless otherwise determined by the Board. No member of the Board, the Committee, the Stock Option Committee or any Delegate shall be liable for any action or determination made by him or her in good faith.

Article 5 - Eligibility

The Committee, in its sole discretion, may grant an Option in respect of any Employee actively employed by the Company or a Subsidiary, including an Employee on an approved leave of absence or short term disability, an Employee who has become subject to a Company Action or whose employment has terminated by reason of Disability after being promised a grant of an Option, and the legal representative of an Employee who has died after being promised a grant of an Option.

The adoption of this Plan shall not be deemed to give any Employee any right to be granted an Option to purchase Common Stock of the Company, except and to the extent and upon such terms and conditions as may be determined by the Committee.

Article 6 - Terms and Conditions of Option



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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


Except as provided in Article 13, Awards granted pursuant to the Plan shall consist of nonqualified stock Options. Each Option shall be subject to the following terms and conditions:


(a)      Grant of Option

Any Option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company, in such form as the Committee shall approve. The Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall contain such additional terms and conditions as are not inconsistent with the Plan.

(b)      Number of Shares

Each Stock Option Agreement shall state the total number of Shares to which it pertains.

(c)      Option Price

The purchase price per Share purchasable under an Option will be determined by the Committee but will not be less than the Fair Market Value in U.S. dollars of a Share on the Grant Date.

(d)      Option Period and Limitations on Exercise of Options

Unless earlier canceled, or as otherwise provided in Article 7, Options may be exercised no later than the expiration of ten (10) years from the Grant Date. No option shall be exercisable prior to vesting.

(e)      Exercise of Option

An Option shall be exercised according to procedures established by the Committee and communicated to Participants.

(f)      Vesting of Option

The Options granted hereunder shall vest on the third anniversary of the Grant Date, except as otherwise provided in this Plan or as otherwise determined by the Committee in connection with the grant of any Option.


Article 7 - Termination of Employment

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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN

Except as shall otherwise be provided in a Stock Option Agreement, this Article 7 shall govern the right of a Participant to exercise an outstanding Option following termination of employment.

(a)      Termination Other than for Retirement, Disability, or Death

If the Participant's employment terminates for any reason other than Retirement, Disability or death, then:

         (1) any exercisable portion of the Option which has not been exercised may be exercised until the earlier of ninety days following termination of employment and the original expiration date of the Option.

         (2) any portion of the Option that has not become exercisable (the "Unvested Portion") shall be forfeited and canceled, except that:

         A. if the Option was granted before April 20, 2000 and the reason for the termination of employment is a Company Action occurring on or after April 15, 1998, then the Unvested Portion shall not be forfeited and canceled; instead, the Unvested Portion shall become immediately exercisable upon termination for the period specified in clause (a)(1).

         B. if the Option was granted after April 19, 2000 and the reason for the termination of employment is a Company Action, then the Company Action Vesting Portion shall not be forfeited and canceled and instead shall become immediately exercisable upon termination for the period specified in clause (a)(1). "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

                  Company Action Vesting Portion  =  N  x  M/D  -  E

         where:

                  N = the number of shares originally subject to the Option, M = the number of complete months elapsed since the grant date of the Option,
                  D = the number of complete months between the grant date of the Option and the date on which the Option was originally scheduled to become completely exercisable, and E = the number of Shares covered by the Option for which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).


(b)      Retirement

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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


Upon termination of employment by reason of Retirement, any portion of a Participant's Option that is then outstanding shall, to the extent not then exercisable, be immediately forfeited and canceled in its entirety. To the extent that an Option is exercisable on the date of a Participant's Retirement, the Option will remain exercisable until the original expiration date of the Option. Notwithstanding the foregoing, if a Participant's employment is terminated pursuant to a Company Action under circumstances that also constitute Retirement for such Participant, then the Company Action Vesting Portion (if the Option was granted after April 19, 2000), or the entire portion of the Option which is not then exercisable (if the Option was granted before April 20, 2000 and the Company Action occurred after April 15, 1998) shall not be forfeited and shall become immediately exercisable until the original expiration date of the Option.

(c)      Disability

         (1) For any Option granted on or before July 19, 2000, upon termination of employment by reason of Disability, any portion of the Option that is then outstanding shall, to the extent not then exercisable, be immediately forfeited and canceled in its entirety. To the extent that the Option is exercisable on the date of the Participant's termination by reason of Disability, the Option will remain exercisable until the original expiration date of the Option.

         (2) For any Option granted after July 19, 2000, upon termination of employment by reason of Disability, the outstanding portion of such Option shall, to the extent not then exercisable, become immediately exercisable in full and the outstanding portion of the Option shall remain exercisable until the original expiration date of the Option.

(d)      Death

Upon the death of a Participant, the outstanding portion of such Participant's Option shall, to the extent not then exercisable, become immediately exercisable in full and the outstanding portion of the Option shall remain exercisable until the original expiration date of the Option.

(d)      Waiver or Modification

The Committee or its Delegate may, in its sole discretion, waive or modify the application of this Article 7 in the case of any individual Participant.

Article 8 - Rights to Continued Employment

Neither this Plan nor any Award shall be construed as giving any person the right to be retained in the employ of the Company or any Subsidiary. No Employee or

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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN

Participant shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Employees or Participants under the Plan. This Plan creates no ongoing obligation of the Company to provide any future benefit of similar value.

Article 9 - Nonassignability

No award granted under the Plan shall be assigned or transferred by the Participant otherwise than by will or by the laws of descent and distribution, and such Award shall be exercisable, during the Participant's lifetime, only by the Participant.

Article 10 - Change in Control Provisions

(a) IMPACT OF EVENT. Notwithstanding any other provision of the plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

(b) CHANGE IN CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at, or at any time after, the time of grant, a Participant holding an Option shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the purchase price for the Shares being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the purchase price per Share under the Option (the "Spread") multiplied by the number of Shares granted under this Article 10 (b) shall have been exercised.

(c) Notwithstanding any other provision of this Plan, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No.16 that (after giving effect to any other actions taken to cause such transaction to be eligible for such pooling-of-interest accounting treatment) but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Shares with a Fair Market Value equal to the cash that would otherwise be payable pursuant thereto.



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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN

Article 11 - Reservation of Shares

The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of that shares that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Shares as to which the requisite authority has not been obtained.

Article 12- Taxes

The Company and any Subsidiary shall have the right to condition the grant or exercise of any Award on a Participant's payment of any applicable amounts required by a governmental agency to be withheld from payment to the Participant or paid or deducted by the Company or a Subsidiary in connection with an Award ("withholding tax"). The Company and any Subsidiary shall also have the right to deduct any withholding tax from a Participant's other compensation or to make any other arrangements to satisfy withholding tax obligations, including arrangements with one or more brokerage firms pursuant to cashless exercise procedures. The Company and any Subsidiary shall further have the right to deduct from any payment under an Award under the Plan or from a Participant's other compensation any tax or social insurance payment imposed on the Company or Subsidiary in connection with such Award.

Article 13 - Employees Based Outside of the United States

Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Company and its Subsidiaries operate or have Employees, the Committee or its Delegate, in its sole discretion, shall have the power and authority to (1) determine which Employees that are subject to the tax laws of nations other than the United States are eligible to participate in the Plan, (2) modify the terms and conditions of any Awards granted to such Employees (including the grant of Stock Appreciation Rights or some other comparable form of award ("Substitute Award") in lieu of Options, and (3) establish subplans, modified Option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable provided, however, that the Committee may not grant such Awards that do not comply with the limitations of Article 3 or Section 6(c). Any subplans established under this Article 13 by the Committee shall be attached to this Plan as Appendices. The terms of this Plan applicable to Options shall apply with like effect to Stock Appreciation Rights and Substitute Awards to the extent legally permissible.



                                      -13-


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             LUCENT TECHNOLOGIES INC. 1997 LONG TERM INCENTIVE PLAN


Article 14 - Amendment of Plan

The Board may amend the Plan at any time and from time to time. The Board may, at any time or from time to time, suspend or terminate this Plain in whole or in part.

No such amendment, suspension or termination of the Plan may, however, alter or impair any Award granted prior to such amendment, suspension or termination, without the written consent of the affected Participant.

Article 15 - Term of Plan

The Plan shall become effective as of January 1, 1997.

The Plan shall terminate on December 31, 2003 or at such earlier date as may be determined by the Board of Directors. Termination of the Plan, however, shall not affect the rights of Participants under Awards theretofore granted to them, and all unexpired Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated pursuant to this Plan.

Article 16 - Governing Law

The Plan, and the validity and construction of any Awards granted hereunder shall be governed by the laws of the State of Delaware.


IN WITNESS WHEREOF, the Company has caused this Plan, as amended, to be executed effective the 21st day of April, 2002.

For Lucent Technologies Inc.


By:
       ______________________________________
       Pamela O. Kimmet
       Senior Vice President, Human Resources


Attest:
       ______________________________________
       Richard J. Rawson
       Senior Vice President, General Counsel
       and Secretary



                                      -14-